Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Federal Trust Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Gregory E. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that I have reviewed the Report and that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date:	April 29, 2008	By:	/s/ Gregory E. Smith
Gregory E. Smith, Executive Vice President and Chief Financial Officer